ALEXANDER & BALDWIN, INC.
                   NON-EMPLOYEE DIRECTOR STOCK RETAINER PLAN


                                AMENDMENT NO. 1
                                ---------------


     The Alexander & Baldwin, Inc. Non-Employee Director Stock Retainer Plan, dated June 25, 1998 (the "Plan"), is hereby amended, effective as of December 9, 1999, as follows:

     1. Section IV is hereby amended by replacing the number "150" with the number "300" wherever found therein.

     2. Except as modified by this Amendment, all the terms and provisions of the Plan shall continue in full force and effect.

     IN WITNESS WHEREOF, Alexander & Baldwin, Inc. has caused this Amendment to be executed on its behalf by its duly authorized officers on this 9th day of December, 1999.


                                    ALEXANDER & BALDWIN, INC.

                                    By /s/ John F. Gasher
                                       Its Vice President

                                    By /s/ Alyson J. Nakamura
                                       Its Secretary